Calculation of Filing Fee Tables
S-3
Structure Therapeutics Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Ordinary Shares, $0.0001 par value per share	457(r)				0.0001531
Fees to be Paid	2	Equity	American Depositary Shares	457(r)				0.0001531
Fees to be Paid	3	Equity	Preferred Shares, $0.0001 par value per share	457(r)				0.0001531
Fees to be Paid	4	Debt	Debt Securities	457(r)				0.0001531
Fees to be Paid	5	Other	Warrants	457(r)				0.0001531
Fees to be Paid	6	Other	Units	457(r)				0.0001531
Fees to be Paid	7	Equity	Ordinary Shares, $0.0001 par value per share	457(o)	250,000,000		$ 250,000,000.00	0.0001531	$ 38,275.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 250,000,000.00		$ 38,275.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 38,275.00
Offering Note
[1]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended ("Securities Act"), the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment.

[2]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment. (d) Each American depositary share of the registrant ("ADS") will represent an ownership interest in a designated number of ordinary shares of the registrant ("Ordinary Shares"). ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered under a separate registration statement on Form F-6 (No. 333-269454).

[3]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment.

[4]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment.

[5]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment. (d) The warrants of the registrant ("Warrants") covered by this registration statement may be warrants to purchase Ordinary Shares, ADSs, preferred shares of the registrant ("Preferred Shares"), or debt securities of the registrant ("Debt Securities").

[6]	(a) There are being registered hereunder such indeterminate number of ordinary shares, such indeterminate number of depositary shares, such indeterminate number of preferred shares, such indeterminate principal amount of debt securities, such indeterminate number of warrants to purchase ordinary shares, depositary shares, preferred shares, debt securities or units, and such indeterminate number of units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of ordinary shares, depositary shares, preferred shares, amount of debt securities, and amount of units as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of ordinary shares, depositary shares, and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of share splits, share dividends or similar transactions. (b) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (c) The registrant is relying on Rules 456(b) and 457(r) under the Securities Act to defer payment of the entire registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b) under the Securities Act. The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee rate in effect on the date of such fee payment. (d) The units covered by this registration statement may consist of any combination of Ordinary Shares, ADSs, Preferred Shares, Debt Securities, and/or Warrants, in one or more series.

[7]	(a) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (b) The registration fee is calculated pursuant to Rule 457(o) under the Securities Act based on the maximum aggregate offering price.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A